Exhibit (c)(3)

CONFIDENTIAL

Discussion Materials – November 9, 2009

CONFIDENTIAL

Disclaimer

This presentation and the information contained herein is confidential and has been prepared exclusively for the benefit and internal use of the Special Committee of the Board of Directors of Rubio’s Restaurants, Inc. (the “Company”), in order to assist the Special Committee in evaluating, on a preliminary basis, the feasibility of a possible transaction or transactions and other strategic alternatives and does not convey any right of publication or disclosure, in whole or in part, to any other party without the prior written consent of Cowen. This presentation is for discussion purposes only and is incomplete without reference to, and should be viewed solely in conjunction with, the oral briefing provided by Cowen to the Special Committee.

The information in this presentation is based upon management forecasts supplied to Cowen and reflects prevailing conditions and Cowen’s views as of this date, all of which are accordingly subject to change. Cowen’s estimates constitute Cowen’s judgment and should be regarded as indicative, preliminary and for illustrative purposes only. In preparing this presentation, Cowen has with your consent, assumed and relied, without independent investigation, upon the accuracy and completeness of all financial and other information provided to us by the management of the Company or which is publicly available or was otherwise reviewed by Cowen. Cowen’s analysis is not and does not purport to be appraisals of the assets, stock or business of the Company or any other entity. Cowen does not make representations as to the actual value which may be received in connection with a transaction or as to the price at which the Company’s securities may trade at any time. Cowen does not address any legal, tax or accounting effects of consummating a transaction or any other alternative. The information in this presentation does not take into account the effects of a possible transaction or transactions involving an actual or potential change of control, which may have significant valuation and other effects. This presentation does not represent a fairness opinion, recommendation, valuation or opinion of any kind. Cowen does not have any obligation to update, revise or reaffirm this presentation.

The information contained herein, as well as any other advice, services or other information provided to you by Cowen, is being provided pursuant to and subject to the terms of our engagement letter with the Board and may not be used or relied upon in any manner, nor are any duties or obligations created with respect thereto. This presentation does not constitute a commitment by Cowen or any of its affiliates to underwrite, subscribe for or place any securities to extend or arrange credit or to provide any other service.

Cowen policy mandates that no Cowen employee may directly or indirectly offer a company favorable research or threaten to change research as consideration or inducement for the receipt of business or compensation.

DISCUSSION MATERIALS

CONFIDENTIAL

Table of Contents

Page

I. Situation Overview 2

II. Restaurant Market Update 4

III. Rubio’s Overview 15

IV. Valuation Overview 32

V. Strategic Alternatives Overview 44

DISCUSSION MATERIALS

CONFIDENTIAL

I. Situation Overview

CONFIDENTIAL

Situation Overview

Cowen and Company, LLC is pleased to advise Rubio’s Special Committee of the Board of Directors in evaluating the Company’s alternatives

As part of this process, Cowen has considered the following Strategic Alternatives:

Status Quo

Share Repurchase

Acquisitions

Sale of the Company

I. SITUATION OVERVIEW

DISCUSSION MATERIALS

CONFIDENTIAL

II. Restaurant Market Update

CONFIDENTIAL

Restaurant Operating Environment Summary

Weak revenue/same-store sales trends have continued

Broader weakness now includes QSR/Fast-Casual segments

Limited visibility to near term based upon economic data

New unit growth restrained and closures taking place

Capacity growth is limited/few unit growth stories

Large systems being rationalized and smaller, independents closing stores

Commodities and cost-cuts have provided margin relief

The commodity “bubble” has burst for 2009, but 2010 looks uncertain

Internal cost-cutting/“belt tightening” has allowed for improved profitability

Restaurant stocks have rebounded strongly in 2009

After a brutal 2008, started the year at very depressed levels

EPS “beats” have helped, but top-line needs to improve from here

Anticipation of economic recovery already “baked in” or perhaps overdone

Expectations for 2010 are cloudy

Sales improvement will likely lag economic recovery

Stocks may move “sideways” for some time as valuations have returned to normalized levels

II. RESTAURANT MARKET UPDATE

DISCUSSION MATERIALS

CONFIDENTIAL

Same-Store Sales Trends

Same-store sales results have been negative across all subsectors of the restaurant industry over the last few quarters

Quarterly Same-Store Sales Results — Restaurants

10.0

5.0

0.0

(5.0)

(10.0)

(15.0)

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2004 2005 2006 2007 2008 2009

Knapp Track

Coffee & Snacks

Full Service - Casual Dining

Family Dining

Full Service - Specialty Dining

Fast-Casual

QSR

II. RESTAURANT MARKET UPDATE

Note: Per company press releases and Wall Street research as of November 5, 2009. Q3 represents actual results for companies that have reported Q3 results and Wall Street estimates for those that are yet to report.

DISCUSSION MATERIALS

CONFIDENTIAL

Declining Unit Growth Rates

While the leading chains continue to open new units, albeit at a slower pace, the overall industry is contracting due largely to declining independent unit counts

In the current environment, there are very few companies still increasing units at a double digit pace

Overall Restaurant Supply Growth

(YoY Growth %)

8.0%

5.0%

2.0%

(1.0%)

(4.0%)

1999 2000 2001 2002 2003 2004 2005 2006 2007 2008

% Change Total Units % Change Number of Units - Top 100 Chains

Unit Growth Rates 2004 – 2010E

2004 2005 2006 2007 2008 2009E 2010E

Growth Brands

Buffalo Wild Wings 24.9% 20.9% 15.9% 14.9% 13.6% 14.5% 13.7%

BJ’s Restaurants 12.5% 22.2% 25.0% 23.6% 20.6% 12.2% 14.1%

Chipotle Mexican Grill 34.6% 21.9% 18.8% 21.2% 18.9% 14.2% 11.3%

Cheesecake Factory 22.7% 12.0% 19.4% 23.6% 5.3% 0.0% 3.1%

California Pizza Kitchen 1.8% 9.9% 9.0% 12.7% 9.1% 3.6% 6.9%

McCormick & Schmick’s 23.8% 13.5% 11.9% 24.2% 12.2% 3.3% 2.1%

Panera Bread 23.1% 11.6% 24.2% 19.8% 7.7% 5.1% 6.0%

P.F. Chang’s 29.5% 25.1% 23.9% 22.0% 10.1% 4.3% 1.7%

Red Robin Gourmet Burgers 17.0% 17.3% 16.1% 10.7% 10.2% 4.0% 3.6%

Texas Roadhouse 19.1% 14.5% 13.6% 13.5% 10.2% 5.1% 5.5%

Mean 20.9% 16.9% 17.8% 18.6% 11.8% 6.6% 6.8%

Median 22.9% 15.9% 17.4% 20.5% 10.2% 4.7% 5.7%

Mature Brands

Brinker (a) 5.3% 7.6% 2.1% 11.0% 4.7% (0.2%) 3.7%

Darden (b) 2.0% 1.7% 1.9% 2.5% 3.1% 4.1% 2.9%

Morton’s 1.5% 5.8% 5.5% 6.5% 1.2% 2.4% 1.2%

O’Charley’s 9.7% 5.8% 4.0% 0.8% 1.9% 0.0% 0.3%

Ruby Tuesday 12.0% 9.4% 9.3% 6.0% 1.3% (5.0%) 0.4%

Ruth’s Chris (c) (3.4%) 7.0% 8.7% 18.0% 8.5% 1.3% 3.3%

Mean 4.5% 6.2% 5.3% 7.5% 3.5% 0.5% 2.0%

Median 3.6% 6.4% 4.8% 6.3% 2.5% 0.7% 2.0%

Micro Cap

Caribou Coffee 21.9% 29.1% 17.5% 4.3% 5.6% NA NA

Cosi 3.4% 4.3% 14.6% (2.7%) (5.6%) NA NA

Famous Dave’s 13.0% 21.2% 15.1% 13.1% 3.7% 10.0% (4.3%)

Kona Grill 75.0% 28.6% 55.6% 28.6% 11.1% 20.0% 4.2%

Rubio’s 2.1% 2.1% 8.7% 5.6% 8.8% 3.8% 7.8%

Mean 23.1% 17.0% 22.3% 9.8% 4.7% 11.3% 2.6%

Median 13.0% 21.2% 15.1% 5.6% 5.6% 10.0% 4.2%

Source: Public filings and Wall Street research.

(a) 2009 growth excludes impact of Macaroni Grill divestiture.

(b) 2008 growth excludes impact of RARE acquisition.

(c) 2008 growth excludes impact of Mitchell’s Fish Market acquisition.

II. RESTAURANT MARKET UPDATE

DISCUSSION MATERIALS

CONFIDENTIAL

COWEN AND COMPANY

2009 EPS Targets Beginning to Stabilize

Since the beginning of 2009, EPS estimate declines have slowed significantly and, in fact, some companies have already seen low expectations move higher

Restaurant EPS Revisions from December 31, 2008

Company Name	2009E EPS (a) 12/31/2008	2009E EPS (a) Current	% Change
Carrols Restaurant Group	$0.51	$1.00	96.1%
DineEquity	1.46	2.37	62.3%
Chipotle Mexican Grill	2.40	3.70	54.2%
Ruby Tuesday	0.43	0.66	53.5%
California Pizza Kitchen	0.60	0.80	33.3%
Brinker	1.06	1.36	28.3%
Bob Evans	1.81	2.29	26.5%
Texas Roadhouse	0.50	0.63	26.0%
P.F. Chang's	1.42	1.74	22.5%
Domino's Pizza	0.75	0.84	12.0%
Cheesecake Factory	0.90	1.00	11.1%
Darden	2.57	2.79	8.8%
CBRL Group	2.69	2.92	8.6%
Starbucks	0.73	0.79	7.5%
Ruth's Chris	0.35	0.37	5.7%
Buffalo Wild Wings	1.63	1.72	5.5%
Peets Coffee & Tea	1.00	1.05	5.0%
Denny's Corp.	0.28	0.29	3.6%
Panera Bread	2.60	2.69	3.5%
Yum! Brands	2.08	2.15	3.4%
McDonald's	3.85	3.96	2.9%
BJ's Restaurants	0.50	0.51	2.0%
Jack In The Box	2.24	2.20	(1.8%)
CEC Entertainment	2.75	2.67	(2.9%)
AFC Enterprises	0.72	0.68	(5.6%)
CKE Restaurants	0.89	0.84	(5.6%)
Tim Hortons	1.83	1.69	(7.9%)
Red Robin Gourmet Burgers	1.74	1.59	(8.6%)
Burger King	1.64	1.46	(11.0%)
Papa John's	1.72	1.49	(13.4%)
Rubio's Restaurants	**0.14**	**0.12**	**(14.3%)**
Benihana	0.46	0.39	(15.2%)
Einstein Noah Restaurant Group	1.00	0.81	(19.0%)
Sonic	1.06	0.74	(30.2%)
Morton's	0.30	0.18	(40.0%)
McCormick & Schmick's	0.50	0.27	(46.0%)
Wendy's/Arby's Group	0.43	0.17	(60.5%)
Landry's Restaurants	1.11	0.28	(74.8%)
Krispy Kreme	0.15	NA	NM
Jamba Juice	(0.17)	(0.19)	NM
Kona Grill	(0.20)	(0.26)	NM
Cosi	(0.06)	NA	NM
Caribou Coffee	(0.10)	0.25	NM
O'Charley's	(0.25)	0.27	NM
Luby's	(0.15)	NA	NM
Steak N Shake	(1.16)	0.37	NM
		Mean	3.3%
		Median	3.4%

Note: As of November 5, 2009.
(a) Per Cowen and Wall Street research.

II. RESTAURANT MARKET UPDATE

DISCUSSION MATERIALS

8

CONFIDENTIAL

COWEN AND COMPANY

Restaurant Stock Performance

- Stock performance in 2009 has snapped back from the very depressed levels at which many stocks were trading at the end of 2008

2008 Restaurant Stock Performance

Company Name	Price 12/31/08	2008 % Change
Panera Bread	$52.24	45.8%
Buffalo Wild Wings	25.65	10.5%
McDonald's	62.19	5.6%
Darden	28.18	1.7%
CEC Entertainment	24.25	(6.6%)
P.F. Chang's	20.94	(8.3%)
Jack In The Box	22.09	(14.3%)
Burger King	23.88	(16.2%)
Yum Brands	31.50	(17.7%)
Papa John's	18.43	(18.8%)
Peets Coffee & Tea	23.25	(20.0%)
Tim Hortons	28.84	(21.9%)
Bob Evans	20.43	(24.1%)
Texas Roadhouse	7.75	(29.9%)
California Pizza Kitchen	10.72	(31.1%)
BJ's Restaurants	10.77	(33.8%)
CKE Restaurants	8.68	(34.2%)
CBRL Group	20.59	(36.4%)
Landry's Restaurants	11.60	(41.1%)
Wendy's	4.94	(42.3%)
Sonic	12.17	(44.4%)
Steak N Shake	5.95	(45.4%)
Brinker	10.54	(46.1%)
Krispy Kreme	1.68	(46.8%)
Denny's Corp.	1.99	(46.9%)
Red Robin Gourmet Burgers	16.83	(47.4%)
Starbucks	9.46	(53.8%)
Rubio's Restaurants	**3.57**	**(56.8%)**
Cheesecake Factory	10.10	(57.4%)
Chipotle Mexican Grill	61.98	(57.9%)
AFC Enterprises	4.69	(58.6%)
Luby's	4.19	(58.8%)
Domino's Pizza	4.71	(64.4%)
Caribou Coffee	1.36	(66.1%)
McCormick & Schmick's	4.02	(66.3%)
Einstein Noah Restaurant Group	5.75	(68.3%)
DineEquity	11.56	(68.4%)
Morton's	2.86	(69.3%)
Carrols Restaurant Group	2.70	(71.8%)
Famous Dave's	2.90	(78.6%)
Benihana	2.10	(83.5%)
Ruby Tuesday	1.56	(84.0%)
Ruth's Chris	1.38	(84.6%)
Kona Grill	2.20	(84.9%)
O'Charley's	2.00	(86.6%)
Cosi	0.29	(87.2%)
Jamba Juice	0.43	(88.4%)
	Mean	**(44.8%)**
	Median	**(46.8%)**

2009 YTD Restaurant Stock Performance

Company Name	Price 11/5/09	% Change
Caribou Coffee	$8.71	540.4%
Ruby Tuesday	6.61	323.7%
O'Charley's	7.65	282.5%
Jamba Juice	1.60	272.1%
Cosi	0.82	185.2%
Carrols Restaurant Group	6.93	156.7%
Einstein Noah Restaurant Group	13.31	131.5%
Benihana	4.85	131.0%
Ruth's Chris	3.10	124.6%
Famous Dave's	6.22	114.5%
Starbucks	19.70	108.2%
Krispy Kreme	3.44	104.8%
Steak N Shake	11.93	100.5%
DineEquity	22.25	92.5%
Cheesecake Factory	18.41	82.3%
AFC Enterprises	8.37	78.5%
Rubio's Restaurants [(a)]	**6.00**	**68.1%**
Buffalo Wild Wings	42.54	65.8%
CBRL Group	33.82	64.3%
Domino's Pizza	7.55	60.3%
BJ's Restaurants	17.05	58.3%
Peets Coffee & Tea	36.60	57.4%
McCormick & Schmick's	6.21	54.5%
P.F. Chang's	31.60	50.9%
Texas Roadhouse	11.06	42.7%
Chipotle Mexican Grill	85.86	38.5%
Kona Grill	3.00	36.4%
Bob Evans	27.38	34.0%
California Pizza Kitchen	13.84	29.1%
Brinker	13.54	28.5%
Landry's Restaurants	14.65	26.3%
Papa John's	23.24	26.1%
CEC Entertainment	29.59	22.0%
Morton's	3.45	20.6%
Panera Bread	61.41	17.6%
Darden	32.78	16.3%
Denny's Corp.	2.30	15.6%
Yum Brands	34.80	10.5%
CKE Restaurants	9.19	5.9%
Red Robin Gourmet Burgers	17.69	5.1%
McDonald's	61.48	(1.1%)
Tim Hortons	28.39	(1.6%)
Wendy's	4.31	(12.8%)
Jack In The Box	19.03	(13.9%)
Luby's	3.56	(15.0%)
Sonic	9.93	(18.4%)
Burger King	17.94	(24.9%)
	Mean	**76.5%**
	Median	**50.9%**

(a) Unaffected price as of October 14, 2009, prior to the proposed $8.00 offer by Alex Meruelo and Levine Leitchman, which was rejected by the Board on October 29, 2009.

II. RESTAURANT MARKET UPDATE

DISCUSSION MATERIALS 9

CONFIDENTIAL

Current Sector Valuations

Many sectors have returned to historical valuation ranges

Median Enterprise Value / LTM EBITDA by Restaurant Sector

12.0x

10.0x

8.0x

6.0x

4.0x

2.0x

11.2x

8.4x

7.7x

6.8x

5.8x

5.8x

Coffee and Snacks

Fast-Casual

QSR

Family Dining

Full Service – Casual

Full Service – Specialty

Median 2010E P/E by Restaurant Sector

30.0x

20.0x

10.0x

0.0x

Coffee and Snacks

Fast-Casual

Full Service – Specialty

QSR

Family Dining

Full Service – Casual

24.9x

20.1x

15.9x

12.0x

11.0x

11.0x

Note:

Multiples as of November 5, 2009.

QSR includes: AFCE, BKC, CKR, DPZ, JBX, MCD, PZZA, SONC, TAST, THI, WEN and YUM. Fast-Casual includes: BAGL, CMG, COSI, PNRA and RUBO.

Coffee and Snacks includes: CBOU, JMBA, KKD, PEET and SBUX. Family Dining includes: BOBE, CBRL, DENN, LUB and SNS.

Full Service – Casual includes: BJRI, CHUX, DRI, EAT, LNY, RT, RRGB and TXRH.

Full Service – Specialty includes: BNHNA, BWLD, CAKE, CEC, CPKI, KONA, MSSR, MRT, PFCB and RUTH.

II. RESTAURANT MARKET UPDATE

DISCUSSION MATERIALS

CONFIDENTIAL

Current Sector Growth

Majority of the companies in the restaurant sector are not expecting significant growth in 2010

2009E-2010E Restaurant Sector Revenue Growth

20% 15% 10% 5% 0% (5%) (10%) (15%)

19.8% 13.9% 13.2% 9.7% 8.7% 8.5% 7.8% 5.2% 4.3% 3.9% 3.7% 3.0% 3.0% 2.9% 2.8% 2.7% 2.5% 2.4% 2.2% 1.8% 1.8%

BWLD CMG BJRI KONA PNRA PEET RUBO BKC THI CKR YUM EAT PZZA MCD BAGL TXRH MRT CPKI RRGB LNY BOBE

20% 15% 10% 5% 0% (5%) (10%) (15%)

1.6% 1.5% 1.0% 0.9% 0.8%

(0.4%) (0.4%) (0.4%) (0.5%) (0.5%) (1.4%)

(2.2%) (2.2%) (3.1%) (3.7%) (4.8%)

(6.6%) (8.1%) (8.5%) (11.8%)

PFCB CBOU DPZ CBRL CAKE SBUX RUTH CEC TAST DRI CHUX RT WEN MSSR AFCE JACK DIN DENN SONC JMBA

2009E-2010E Restaurant Sector EPS Growth

80% 60% 40% 20% 0% (20%)

NM NM

40.0%

35.3%

25.0% 23.0% 21.6%

21.0% 19.5% 19.2%

17.1% 16.7% 15.2% 15.0% 14.3% 13.5%

13.1% 12.1% 11.1% 11.1%

MRT RUBO CBOU WEN LNY SNS BJRI PEET PZZA BWLD SBUX MSSR PNRA CPKI CKR CMG DPZ JACK BAGL CHUX

60% 40% 20% 0% (20%)

10.3%10.1% 10.0% 9.8% 9.3% 7.9%

6.8% 6.3% 4.0% 3.4% 3.2%

3.1% 3.0% 3.0% 2.7% 1.0%

(2.7%) (5.4%) (10.3%) (16.0%)

AFCE THI CAKE MCD YUM CBRL DRI RRGB SONC PFCB TXRH BOBE RT CEC BKC TAST EAT RUTH DENN DIN

Note: Per Factset as of November 5, 2009.

II. RESTAURANT MARKET UPDATE

DISCUSSION MATERIALS

CONFIDENTIAL

COWEN AND COMPANY

M&A Market Overview

- A vast majority of the M&A transactions in 2009 have been executed by strategic, as opposed to financial, buyers. U.S. M&A transaction volumes are off approximately 43% year-over-year in 2009
- The weak credit markets have severely impacted the activity of private equity firms, who now are responsible for only 16% of middle market deal volume, down from 23% in 2008
- YTD activity in Restaurant M&A almost non-existent

All U.S. M&A Transactions


(US$ in billions)
(# of Transactions)
$1,500
1,000
500
0
12,000
8,000
4,000
0
7,268
8,043
8,713
9,853
10,467
8,214
6,704
4,741
$536
$774
$1,119
$1,441
$1,443
$843
$738
$422
2003
2004
2005
2006
2007
2008
YTD'08 (b)
YTD'09 (b)

U.S. Middle Market M&A Transactions (a)


(US$ in billions)
(# of Transactions)
$600
400
200
0
3,000
2,000
1,000
0
1,508
1,670
1,919
2,104
2,025
1,337
1,139
571
$279
$372
$415
$476
$532
$284
$247
$113
2003
2004
2005
2006
2007
2008
YTD'08 (b)
YTD'09 (b)

U.S. Consumer Middle Market M&A Transactions (a)


(US$ in billions)
(# of Transactions)
$30.0
20.0
10.0
0.0
300
200
100
0
140
162
166
184
229
72
69
45
$9.0
$8.6
$15.4
$27.2
$29.4
$8.9
$19.2
$7.7
2003
2004
2005
2006
2007
2008
YTD'08 (b)
YTD'09 (b)

U.S. Restaurant M&A Transactions


(US$ in billions)
(# of Transactions)
$10.0
7.5
5.0
2.5
0.0
60
45
30
15
0
33
24
32
45
51
19
18
9
$0.7
$1.5
$5.1
$6.2
$9.5
$4.6
$0.4
$1.6
2003
2004
2005
2006
2007
2008
YTD '08 (b)
YTD '09 (b)

Source: SDC and Cowen. Includes transactions with values exceeding $20 million.

(a) Middle Market transactions defined by deal values of $20 million to $2 billion. Consumer middle market reflects activity within Cowen's sectors (Specialty Retail, Footwear & Apparel, Restaurants and eCommerce).

(b) YTD represents the period from January 1 through September for each indicated year. U.S. Restaurant M&A Transactions YTD represents January 1 to November 5 of each indicated year.

II. RESTAURANT MARKET UPDATE

DISCUSSION MATERIALS

12

CONFIDENTIAL

Restaurant M&A Activity

Restaurant M&A transactions through Q3 2009 have been limited in number

Enterprise Value/ LTM

Date Ann. Target Acquirer Enterprise Value (a) Revenue EBITDA

11/03/09 Landry’s Restaurants Fertitta Company $ 1,104.2 1.0x 5.8x

09/21/09 Granite City Food & Brewery DHW Leasing 78.1 0.8x NM

08/21/09 Stir Crazy FlatTop Grill NA NA NA

08/13/09 Western Sizzlin Steak N Shake 21.9 1.3x NM

07/07/09 SouthEast Waffles Waffle House 36.9 0.6x NA

06/09/09 Church’s Chicken Friedman Fleischer & Lowe 370.0 0.4x 7.1x

03/18/09 Vinny T’s C&T Restaurant Management NA NA NA

01/22/09 Pat & Oscar’s (distressed) Management - John Kaufman and Tim Foley NA NA NA

01/15/09 Shane’s Rib Shack and Planet Smoothie Edmonds Capital NA NA NA

Given the tepid pace of deal activity, the ongoing weak credit markets and weak consumer spending, we expect restaurant M&A to remain weak for the remainder of the year

Much of the anticipated Q4 2009 restaurant activity will likely involve distressed situations (Claim Jumper, Uno Restaurants, etc.) and reflect lower valuations and UPDATE leverage levels

The few deals that have occurred in 2008 and 2009 have shown that multiples have fallen towards pre-credit bubble levels

Average LTM EBITDA Multiple

10.0x 7.5x 5.0x 2.5x 0.0x

8.8x

8.2x

8.2x

7.0x

7.3x

6.8x

6.5x

6.4x

6.3x

5.7x

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 YTD

(a) Represents total consideration including the assumption of liabilities and residual cash (enterprise value) when available.

II. RESTAURANT MARKET UPDATE

DISCUSSION MATERIALS

CONFIDENTIAL

Rumored Restaurant Deals in the Market

The number and quality of deals have declined meaningfully over the past 18 months, which could provide a timing advantage

Today

Carino’s

Claim Jumper (distressed)

Hooters of America

Kona Grill (distressed)

Papa Gino’s

Papa Murphy’s

Uno Restaurants (debt restructuring)

Wingstop

One Year Ago

American Restaurant (Black Angus) (restructured)

Bertucci’s (restructured)

Bubba Gump

Dave & Buster’s

Del Frisco’s

Fatz Cafe

Friendly’s

Gordon Biersch

Max & Erma’s (going private)

Oregano’s Pizza

Palm Restaurant

Pat & Oscar’s (sold – distressed)

Romano’s Macaroni Grill (sold – distressed)

Smokey Bones (sold – distressed)

Starr Restaurants

Steak ‘n Shake

Taco Bueno

II. RESTAURANT MARKET UPDATE

DISCUSSION MATERIALS

CONFIDENTIAL

III. Rubio’s Overview

CONFIDENTIAL

YTD 2009 Operating Performance

While Rubio’s year-to-date 2009 results returned to profitability, the results don’t seem to portend a “break-out” to new, higher levels

Flat 2009 same-store sales results driven by significant increase in average check

Year-over-Year Comparable Performance

9 Months Ended September,

2008 2009 % Change

Total revenues $134.3 $143.4 6.8%

EBIT (a) 0.8 2.5 NM

EBITDA (a) 7.8 9.9 27.2%

Net Income (a) 0.5 1.6 NM

Same-store sales (3.1%) (0.1%) 3.0 pp

Average check 3.0% 6.1% 3.1 pp

Transactions (5.9%) (5.9%) 0.0 pp

III. RUBIO’S OVERVIEW

(a) Excludes asset impairment and loss on disposal (tax affected for net income).

DISCUSSION MATERIALS

CONFIDENTIAL

Same-Store Sales Trends

For Rubio’s, 2008 same-store sales lagged those of its competitors, but on a two-year basis results were in-line

Same-Store Sales (2004 – 2009)

8.0% 6.0% 4.0% 2.0% 0.0% (2.0%) (4.0%)

2004 2005 2006 2007 2008 YTD 2009 Rubio’s Restaurants QSR Fast-Casual

Same-Store Sales Detail

2004 2005 2006 2007 2008 YTD 2009

Selected QSR

AFC Enterprises (Franchised) 1.4% 3.2% 0.6% (2.1%) (2.1%) 2.1%

Burger King Holdings 0.0% 3.5% 3.3% 4.5% 4.4% (1.4%)

Carl’s Jr. (Franchised) 6.6% 0.7% 5.4% (0.6%) (1.6%) 0.0%

Jack In The Box 4.8% 3.4% 4.6% 5.1% 0.1% (0.3%)

McDonald’s 6.9% 3.9% 5.7% 6.8% 6.9% 4.3%

Sonic (0.4%) 3.1% 3.6% 4.9% (0.4%) (4.5%)

Pollo Tropical 10.6% 4.7% 3.2% 0.0% 0.0% (2.1%)

Taco Cabana 4.8% 1.2% 1.7% 0.0% 0.0% (3.2%)

Wendy’s (Franchised) 1.8% (3.1%) 0.6% 1.4% 1.3% 0.6%

Average 4.1% 2.3% 3.2% 2.2% 1.0% (0.5%)

Selected Fast-Casual

Einstein Noah Restaurant Group (1.9%) 5.2% 4.5% 3.7% (0.1%) (3.0%)

Chipotle 13.3% 10.2% 13.7% 10.8% 5.8% 2.2%

Cosi 5.9% 6.9% 0.3% 1.4% (1.0%) (11.8%)

Panera Bread (Company-Owned) 2.9% 7.4% 4.2% 1.9% 3.6% 1.0%

Pei Wei 2.0% 4.3% (2.0%) 0.0% (3.7%) (1.0%)

Qdoba 10.5% 10.7% 5.1% 4.7% 0.2% (2.6%)

Average 5.5% 7.5% 4.3% 3.8% 0.8% (2.5%)

Overall Average 4.6% 4.4% 3.6% 2.8% 0.9% (1.3%)

Rubio’s Restaurants 4.3% 1.2% 2.0% 6.2% (2.4%) (0.1%)

III. RUBIO’S OVERVIEW

DISCUSSION MATERIALS

CONFIDENTIAL

Unaffected and Current Valuation

Rubio’s Valuation

Unaffected Valuation

Market Capitalization and Enterprise Value

Unaffected Stock Price (a) $6.00

Shares Outstanding 10.0

Effects of Options and Dilutive Securities 0.1

Fully Diluted Market Cap $61.0

Total Debt -

Total Cash 7.4

Net Debt ($7.4)

Enterprise Value $53.6

Financial Statistics and Estimates

LTM Revenue $188.4

LTM EBITDA 12.4

2009E EPS (Mgmt.) (b) $0.07

2009E EPS (Consensus) (c) 0.12

2010E EPS (Mgmt.) (b) 0.07

2010E EPS (Consensus) (c) 0.20

Valuation Multiples

Enterprise Value/LTM Revenue 0.3x

Enterprise Value/LTM EBITDA 4.3x

2009E P/E (Mgmt.) 83.6x

2010E P/E (Consensus) 50.0x

2009E P/E (Mgmt.) 82.8x

2010E P/E (Consensus) 30.0x

(US$ and shares in millions, except per share data)

Current Valuation

Market Capitalization and Enterprise Value

Current Stock Price (d) $7.23

Shares Outstanding 10.0

Effects of Options and Dilutive Securities 0.2

Fully Diluted Market Cap $74.0

Total Debt -

Total Cash 7.4

Net Debt ($7.4)

Enterprise Value $66.6

Financial Statistics and Estimates

LTM Revenue $188.4

LTM EBITDA 12.4

2009E EPS (Mgmt.) (b) $0.07

2009E EPS (Consensus) (c) 0.12

2010E EPS (Mgmt.) (b) 0.07

2010E EPS (Consensus) (c) 0.20

Valuation Multiples

Enterprise Value/LTM Revenue 0.4x

Enterprise Value/LTM EBITDA 5.4x

2009E P/E (Mgmt.) 100.7x

2010E P/E (Consensus) 60.3x

2009E P/E (Mgmt.) 99.7x

2010E P/E (Consensus) 36.2x

(a) Unaffected price as of October 14, 2009, prior to the proposed $8.00 offer by Alex Meruelo and Levine Leitchman, which was rejected by the Board on October 29, 2009.

(b) Base case scenario per management projections as of October 21, 2009.

(c) Per Wall Street research.

(d) Current price as of November 5, 2009.

III. RUBIO’S OVERVIEW

DISCUSSION MATERIALS

CONFIDENTIAL

Relative Valuation

On an unaffected basis, Rubio’s traded at a lower EBITDA multiple than the broader sector

On a 2010 P/E basis, Rubio’s trades at a significant premium to other fast-casual names, according to research estimates; however, we do not believe the shares are trading on a P/E basis

Median Enterprise Value / LTM EBITDA by Restaurant Sector

12.0x 10.0x 8.0x 6.0x 4.0x 2.0x

11.2x

8.4x

7.7x

6.8x

5.8x

5.8x

5.0x

Coffee and Snacks Fast-Casual QSR Family Dining Full Service – Casual Full Service – Specialty Micro Cap

Rubio’s:

Current: 5.4x

Unaffected: 4.3x

Median 2010E P/E by Restaurant Sector (a)

40.0x 30.0x 20.0x 10.0x 0.0x

24.9x

20.1x

15.9x

12.0x

11.0x

11.0x

9.9x

Coffee and Snacks Fast-Casual Full Service – Specialty QSR Family Dining Full Service – Casual Micro Cap

Current: 36.2x

Unaffected: 30.0x

Note: Multiples as of November 5, 2009. Unaffected price as of October 14, 2009, prior to the proposed $8.00 offer by Alex Meruelo and Levine Leitchman, which was rejected by the Board on October 29, 2009.

(a) 2010E EPS per Wall Street research.

QSR includes: AFCE, BKC, CKR, DPZ, JBX, MCD, PZZA, SONC, TAST, THI, WEN and YUM. Fast-Casual includes: BAGL, CMG, COSI, PNRA, and RUBO.

Family Dining includes: BOBE, CBRL, DENN, LUB and SNS.

Full Service – Casual includes: BJRI, CHUX, DRI, EAT, LNY, RT, RRGB and TXRH.

Full Service – Specialty includes: BNHNA, BWLD, CAKE, CEC, CPKI, KONA, MSSR, MRT, PFCB and RUTH. Micro Cap includes: ARKR, BNHNA, CASA, CBOU, COSI, DAVE, JAX, JMBA, KONA, MSSR, MRT, PZZI and RUTH.

III. RUBIO’S OVERVIEW

DISCUSSION MATERIALS

CONFIDENTIAL

Management Projections: 3 Scenarios

We have done all our analysis with the Company’s “Base” case projections

2010E – 2014E Financial Projections (US$ in millions)

2010E 2011E 2012E 2013E 2014E

Unit Openings

Base 15 22 28 35 38

Low 5 12 18 25 28

High 20 32 43 55 63

Same-Store Sales

Base 0.0% 3.0% 4.0% 3.0% 3.0%

Low (2.0%) 0.0% 4.0% 3.0% 3.0%

High 0.0% 6.0% 5.0% 3.0% 3.0%

Revenue

Base $198.3 $225.7 $259.5 $297.7 $341.3

Low 190.5 201.5 224.9 252.0 285.8

High 199.7 241.6 289.7 345.8 413.5

Restaurant Level EBITDA

Base $32.3 $36.4 $42.3 $48.7 $55.8

Low 29.9 30.6 35.9 40.5 45.9

High 32.4 40.4 48.0 56.7 67.6

EBITDA

Base $13.0 $15.1 $18.9 $23.3 $28.6

Low 11.6 11.4 14.9 17.6 21.2

High 12.8 17.8 22.5 28.9 37.8

EPS

Base $0.07 $0.11 $0.19 $0.38 $0.52

Low 0.01 (0.05) 0.07 0.20 0.28

High 0.06 0.20 0.27 0.47 0.68

Per management projections as of October 21, 2009.

III. RUBIO’S OVERVIEW

DISCUSSION MATERIALS

CONFIDENTIAL

Historical and Projected Trend Lines

Although 2009 results have been encouraging so far, potential investors will look at historical trends to assess the likelihood of achieving future projections

20.0% 18.0% 16.0% 14.0% 12.0% 10.0% 8.0% 6.0% 4.0% 2.0% 0.0%

Revenue Growth

Historical Average: 8.3%

18.0%

11.5%

9.9%

8.2%

5.9%

5.6%

4.5%

5.3%

5.0%

2.4%

15.0%

14.7%

13.9%

14.7%

2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Same-Store Sales

7.0% 6.0% 5.0% 4.0% 3.0% 2.0% 1.0% 0.0% (1.0%) (2.0%) (3.0%)

6.2%

4.3%

4.0%

3.0%

3.0%

3.0%

1.6%

1.8%

2.0%

1.2%

0.0%

(0.3%)

(0.8%)

(2.4%)

Historical Average: 1.8%

EBITDA (a)

$35.0

30.0

25.0

20.0

15.0

10.0

5.0

0.0

$28.6

$23.3

$18.9

$15.1

$13.0

$12.1

$11.7

$10.9

$10.8

$11.0

$9.7

$10.3

$6.2

$5.3

Historical Average:

$9.5

2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

New Company Units (Net Openings)

40 35 30 25 20 15 10 5 0

38

35

28

22

15

15

13

9

8

8

7

3

3

1

Historical Average: 8

2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Note: Base case scenario per management projections as of October 21, 2009.

(a) Projections include stock-based compensation expense, but exclude one-time costs.

III. RUBIO’S OVERVIEW

DISCUSSION MATERIALS

CONFIDENTIAL

Financial Snapshots Over Time

Selected Financial Data

1999 2004 2009E

Total Revenues $67.9 $137.4 $188.8

Restaurant Level EBITDA 13.7 23.5 29.8

EBITDA (a) 5.3 12.1 11.7

# Units 90 146 193

Average Unit Volume (in 000s) 944 942 1,000

EBITDA / Avg Unit ($) 70,658 83,841 62,002

Margins:

Restaurant Level Profit 20.2% 17.2% 15.8%

EBITDA 7.8% 8.8% 6.2%

Year-over-Year Growth:

Revenue 51.8% 9.9% 5.3%

Restaurant Level Profit 51.9% 48.0% 3.8%

EBITDA 107.1% 128.2% 14.2%

Five Year CAGR:

Revenue 15.2% 6.6%

Restaurant Level Profit 11.5% 4.8%

EBITDA 18.1% (0.6%)

(US$ in millions, except where noted)

Observations

Revenue growth has been driven by continued unit growth as unit volumes have remained relatively unchanged

In the past five years, the restaurant base has grown but contracting margins has led to a decline in EBITDA

In earlier years, infrastructure leverage led to EBITDA expansion despite margin contraction at the restaurant level

Note: Base case scenario per management projections as of October 21, 2009.

(a) Excludes one-time items such as asset impairments / reversals and loss on disposal of assets.

III. RUBIO’S OVERVIEW

DISCUSSION MATERIALS

CONFIDENTIAL

Projections Relative to Recent Trends

The projections suggest an acceleration of unit growth, revenue growth and margin expansion when compared to historical trends

Revenue Growth

$350.0 300.0 250.0 200.0 150.0 100.0 50.0 0.0

CAGR = 7.6%

CAGR = 14.5%

$297.7

$259.5

$225.7 $198.3 $188.8 $179.3 $169.7 $152.3 $140.8

$341.3

EBITDA Growth

$35.0

30.0

25.0

20.0

15.0

10.0

5.0

0.0

CAGR = 1.8%

CAGR = 21.8%

$28.6

$23.3

$18.9

$15.1

$11.7 $13.0

$10.9 $10.8 $11.0

$10.3

2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Total Units

350.0

300.0

250.0

200.0

150.0

100.0

50.0

0.0

CAGR = 6.7%

CAGR = 12.3%

331

293

258 230 208 193 186 171 149 162

2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Average New Units/Year

40.0

30.0

20.0

10.0

0.0

Average = 9

Average = 28

38

35

28

22

15

15

13

9

7

3

2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Note: Base case scenario per management projections as of October 21, 2009.

III. RUBIO’S OVERVIEW

DISCUSSION MATERIALS

CONFIDENTIAL

Actual vs. Budget Variance

Historically, the Company has struggled to achieve its forecasted budgets

Actual vs. Budget Results

2006 Revenue EBITDA Net Income EPS # of Units

Actual $152.3 $10.8 ($3.5) ($0.36) 162

Budget (a) 155.1 13.4 3.7 0.37 164

Difference (1.9%) (19.6%) NM NM (1.2%)

2007

Actual 169.7 11.0 1.2 0.12 171

Budget (b) 170.3 11.7 3.1 0.32 184

Difference (0.4%) (5.4%) (61.9%) (62.7%) (7.1%)

2008

Actual 179.3 10.3 0.2 0.02 186

Budget (c) 201.9 14.7 3.9 0.38 212

Difference (11.2%) (30.2%) (95.1%) (94.7%) (12.3%)

2009

Actual (d) 188.8 11.7 0.7 0.07 193

Budget (e) 192.9 11.3 1.1 0.11 195

Difference (2.1%) 4.3% (32.1%) (32.6%) (1.0%)

(a) Budget as of October 17, 2005.

(b) Budget as of October 30, 2006.

(c) Budget as of April 21, 2008.

(d) Budget as of October 21, 2009.

(e) Budget as of April 13, 2009.

III. RUBIO’S OVERVIEW

DISCUSSION MATERIALS

CONFIDENTIAL

Public Company Metrics

When evaluating status quo, it is also important to evaluate future prospects for trading volume, institutional ownership and research sponsorship

Stock Price (Year End)

$13.00 12.00 11.00 10.00 9.00 8.00 7.00 6.00 5.00 4.00 3.00 2.00 1.00 0.00

$12.13

$9.35

$9.85

$8.26

$8.00

$6.19

$5.98

$6.00

$3.57

$3.26

$2.56

Average: $6.83

1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009(a)

Market Capitalization (Year End)

(US$ in millions) $120.0

100.0

80.0

60.0

40.0

20.0

0.0

$110.7

$96.3

$88.1

$82.2

$70.9

$61.0

$56.0

$54.4

$35.5

$29.1

$22.8

Average: $65.8

1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009(a)

Average Daily Trading Volume

(in 000s)

130.0 120.0

40.0

30.0

20.0

10.0

0.0

128.0

35.6

37.5

31.4

28.1

26.8

23.0

22.2

22.4

19.9

13.6

Average:

26.0 (b)

1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009(a)

Institutional Ownership (c)

40.0%

30.0%

20.0%

10.0%

0.0%

36.9%

30.5%

30.2%

30.0%

28.4%

27.3%

19.9%

13.4%

11.8%

8.3%

4.7%

Average: 21.9%

1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 (a)

Research Analyst Coverage

4

3

2

1

0

3

3

3

2

2

2

2

2

1

1

1

Average: 2

1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 (a)

(a) As of October 14, 2009.

(b) Average Daily Trading Volume’s average excludes 1999.

(c) Institutional ownership percentage based on basic shares outstanding.

III. RUBIO’S OVERVIEW

DISCUSSION MATERIALS

CONFIDENTIAL

Challenges of a Micro-Cap Stock

Given the current economic and market environment, Rubio’s will likely continue to experience:

Lack of meaningful research coverage

Limited trading volume

A sub-$100 million market capitalization

Difficulty in expanding its institutional shareholder base

Volatility in stock price performance

Meaningful costs and risks associated with its public-company status

Without a material “break-out” in EBITDA growth to levels more in line with forward projections, the challenges of overcoming micro-cap status seem significant

III. RUBIO’S OVERVIEW

DISCUSSION MATERIALS

CONFIDENTIAL

Expected Time Until a “Relevant” Market Cap

Depending upon actual results and relevant valuation multiples, it is difficult to project when Rubio’s will reach a market cap that will be attractive to institutional investors

Implied Market Capitalization Based on Trailing EBITDA Multiple

FYE EBITDA 5.0x 6.0x 7.0x 8.0x

2009 $11.7 $66.3 $78.1 $89.8 $101.6

2010 13.0 68.5 81.4 94.4 107.4

2011 15.1 78.7 93.7 108.8 123.9

2012 18.9 98.5 117.4 136.2 155.1

2013 23.3 120.2 143.5 166.7 190.0

2014 28.6 147.0 175.5 204.1 232.7

Implied Market Capitalization Based on Forward Net Income Multiple

NTM EPS 15.0x 18.0x 22.0x 25.0x

2009 $0.07 $10.9 $13.1 $16.0 $18.2

2010 0.11 15.9 19.0 23.3 26.4

2011 0.19 28.3 34.0 41.6 47.5

2012 0.38 57.5 69.4 85.4 98.1

2013 0.52 79.6 96.6 121.0 139.4

2014 0.77 123.4 150.9 187.7 215.3

Note: Base case scenario per management projections as of October 21, 2009. Basic shares outstanding of 10,035,077 from most recent public filings. Options information from most recent 10-K.

III. RUBIO’S OVERVIEW

DISCUSSION MATERIALS

CONFIDENTIAL

COWEN AND COMPANY

Current Ownership

Currently, the Company has limited institutional sponsorship with half of the total shares outstanding held by retail investors

Institutional and Insider Ownership

Shareholder Class / Owner	Shares	Options	Total	% of Total
Direct Insider Ownership				
Rosewood Capital	1,526,812	44,000	1,570,812	13.2%
Ralph Rubio	889,587	10,000	899,587	7.6%
Other Insiders	63,617	613,798	677,415	5.7%
Total Insider Ownership	**2,480,016**	**667,798**	**3,147,814**	**26.4%**
Institutional Ownership				
Royce & Associates LLC	824,433	-	824,433	6.9%
Lord Abbett & Co. LLC	578,947	-	578,947	4.9%
Dimensional Fund Advisors, Inc.	322,568	-	322,568	2.7%
Vanguard Group, Inc.	265,897	-	265,897	2.2%
Greenwood Investments, Inc.	218,961	-	218,961	1.8%
Portolan Capital Management LLC	216,372	-	216,372	1.8%
Renaissance Technologies LLC	106,100	-	106,100	0.9%
Barclays Global Investors NA	102,248	-	102,248	0.9%
The California Public Employees Retirement System	100,295	-	100,295	0.8%
Keane Capital Management, Inc.	89,000	-	89,000	0.7%
Total Institutional Ownership	**3,008,645**	**-**	**3,008,645**	**25.3%**
Other Ownership				
Alex Meruelo	1,016,212	-	1,016,212	8.5%
Luis Armona	150,000	-	150,000	1.3%
Other Holders	3,380,204	1,202,923	4,583,127	38.5%
Total Other Ownership	**4,546,416**	**1,202,923**	**5,749,339**	**48.3%**
Total Shares Outstanding	**10,035,077** (a)	**1,870,721** (a)	**11,905,798**	**100.0%**

Source: Per Facset as of November 5, 2009.
(a) Basic shares outstanding per 10-Q as of June 30, 2009. Options outstanding per 10-K as of December 31, 2008.

III. RUBIO'S OVERVIEW

DISCUSSION MATERIALS 28

CONFIDENTIAL

COWEN AND COMPANY

Institutional Ownership Summary Over Time

Three of Rubio's top five holders were also top five holders five years ago

Institutional Holders – Today, 3 Years Ago and 5 Years Ago

Holder Name	Holdings Style	Shares Held 6/30/2009	Shares Held 6/30/2006	Shares Held 6/30/2004
Royce & Associates LLC	Value	**824,433**	**808,200**	**693,900**
Lord Abbett & Co. LLC	Value	**578,947**	0	0
Dimensional Fund Advisors, Inc.	Value	**322,568**	**278,580**	**642,187**
Vanguard Group, Inc.	Index	**265,897**	101,866	**236,274**
Greenwood Investments, Inc.	Value	**218,961**	0	0
Portolan Capital Management LLC	Value	216,372	0	0
Renaissance Technologies LLC	Value	106,100	0	0
Barclays Global Investors NA	Index	102,248	35,752	136
The California Public Employees Retirement System	Growth	100,295	17,900	17,900
Keane Capital Management, Inc.	Value	89,000	0	0
Russell Investment Group	Growth	41,400	0	0
Whitebox Advisors LLC	Deep Value	36,904	0	0
TT International Investment Management Ltd.	Value	33,763	0	0
Transamerica Investment Management LLC	Aggressive Growth	27,900	0	0
Northern Trust Investments	Growth	17,624	19,903	23,843
Connors Investor Services, Inc.	GARP	17,500	0	0
First Republic Investment Management, Inc.	Growth	4,900	0	0
Pequot Capital Management, Inc.	Value	0	**759,300**	**199,900**
Magnetar Financial LLC	Value	0	**323,019**	0
Watershed Asset Management LLC	Yield	0	**296,000**	0
Federated Investment Management Co.	Growth	0	222,100	0
Rice, Hall, James & Associates LLC	Aggressive Growth	0	139,326	138,368
Wells Capital Management, Inc.	Aggressive Growth	0	135,500	0
Paloma Partners Management Co.	Yield	0	100,870	0
Federated MDTA LLC	Aggressive Growth	0	95,400	0
Allianz Global Investors Kapitalanlagegesellschaft	Value	0	43,400	0
Caxton Associates LLC	Growth	0	20,902	0
Deutsche Bank Investment Management, Inc.	Value	0	1,500	4,661
AXA Rosenberg Investment Management LLC	Value	0	700	71,304
Thomson, Horstmann & Bryant, Inc.	Value	0	0	**180,800**
ICM Asset Management, Inc.	Deep Value	0	0	101,500
Dawson-Herman Capital Management, Inc.	Aggressive Growth	0	0	42,800
Charles Schwab Investment Management, Inc.	Growth	0	0	19,604
Osborne Partners Capital Management	GARP	0	0	10,000

Source: Per Facset as of November 5, 2009.
Note: Bolded numbers indicate a top five position for that respective period. Excludes institutional shareholders with a peak position of fewer than 4,000 shares.

III. RUBIO'S OVERVIEW

DISCUSSION MATERIALS 29

CONFIDENTIAL

Cost Basis of Top 10 Holders of Rubio’s

The current price represents a premium to the cost basis of many top shareholders

Detailed Top 10 Institutional Cost Basis Analysis (as of 6/30/09)

Holder Name Holdings Style Current Shares Held Percent Owned (a) Average Price Per Share Premium/(Discount) Represented by $7.23 (b)

Royce & Associates LLC Value 824,433 8.2% $6.69 8.0%

Lord Abbett & Co. LLC Value 578,947 5.8% 6.10 18.5%

Dimensional Fund Advisors, Inc. Value 322,568 3.2% 6.93 4.4%

Vanguard Group, Inc. Index 265,897 2.6% 6.05 19.6%

Greenwood Investments, Inc. Value 218,961 2.2% 5.08 42.2%

Portolan Capital Management LLC Value 216,372 2.2% 5.47 32.2%

Renaissance Technologies LLC Value 106,100 1.1% 9.08 (20.4%)

Barclays Global Investors NA Index 102,248 1.0% 7.26 (0.5%)

The California Public Employees Retirement Growth 100,295 1.0% 5.92 22.2%

Keane Capital Management, Inc. Value 89,000 0.9% 5.47 32.2%

2,824,821 28.1% $6.36

Source: Per Facset as of November 5, 2009.

Note: Price paid assumed from a daily VWAP based on the closing price each day.

(a) Shares outstanding as of June 30, 2009 per SEC filing.

(b) Current Price as of November 5, 2009.

III. RUBIO’S OVERVIEW

DISCUSSION MATERIALS

CONFIDENTIAL

Rubio’s Historical Trading Data

Over the past two years, more than 95% of Rubio’s float has traded at less than

$8.00 per share

Shares Traded at Various Prices – 1 Year (% of Total Volume)

Total Shares Traded: 7.6 million % of Total Shares Outstanding: 76.1% % of Float: 110.9%

(% of Shares Traded)

60% 40% 20% 0%

35.8%

10.7% 17.7% 19.7%

6.9% 9.2%

$2.00 - $3.00 $3.00 - $4.00 $4.00 - $5.00 $5.00 - $6.00 $6.00 - $7.00 > $7.00

(% of Shares Traded, Cumulative)

100% 80% 60% 40% 20% 0%

100.0%

80.3%

62.7%

53.4%

42.7%

6.9%

$2.00 - $3.00 $3.00 - $4.00 $4.00 - $5.00 $5.00 - $6.00 $6.00 - $7.00 > $7.00

Shares Traded at Various Prices – 2 Years (% of Total Volume)

Total Shares Traded: 13.3 million % of Total Shares Outstanding: 132.6% % of Float:192.2%

(% of Shares Traded)

60% 40% 20% 0%

38.0%

26.6% 30.6%

4.4% 0.3%

$2.00 - $4.00 $4.00 - $6.00 $6.00 - $8.00 $8.00 - $10.00 > $10.00

(% of Shares Traded, Cumulative)

100% 80% 60% 40% 20% 0%

95.3% 99.7% 100.0%

57.2%

26.6%

$2.00 - $4.00 $4.00 - $6.00 $6.00 - $8.00 $8.00 - $10.00 > $10.00

Note: Factset as November 5, 2009. Total shares outstanding 10,035,077 as of June 30, 2009.

III. RUBIO’S OVERVIEW

DISCUSSION MATERIALS

CONFIDENTIAL

IV. Valuation Overview

CONFIDENTIAL

Common Valuation Methodologies

Investors will utilize both forward-looking and historically based valuation techniques

Selected Public Companies Analysis

Analyzes the trading statistics, on an LTM EBITDA basis, of selected publicly traded restaurant companies

Precedent Acquisition Analysis

Analyzes the acquisition multiples, typically on an LTM EBITDA basis, paid within the restaurant industry over the last several years

DCF Valuation

Discounts the Company’s projected unlevered free cash flows at various weighted-average costs of capital and exit multiples

Leveraged Buyout Analysis

Analyzes the returns generated in a leveraged buyout, assuming management’s current projections, under various acquisition multiples, exit multiples and capital structures

Selected Premiums Analysis

Compares the premium implied by the offer price to premiums paid for comparably sized transactions over both the spot and average trading prices for various time periods

IV. Valuation Overview

DISCUSSION MATERIALS

CONFIDENTIAL

Summary Statistics

Rubio’s Valuation (US$ and shares in millions, except per share data)

Unaffected (a) Current (b)

Rubio’s Price per Share $6.00 $7.23

Basic Shares Outstanding 10.035 10.035

Common Stock Equivalents 0.134 0.205

Fully Diluted Shares Outstanding 10.169 10.240

Implied Equity Value $61.0 $74.0

Plus: Total Debt - -

Less: Cash and Equivalents (7.4) (7.4)

Implied Enterprise Value $53.6 $66.6

Financial Statistics Implied Multiple Unaffected Current

Enterprise Value as a Multiple of:

LTM Revenue $188.4 0.3x 0.4x

LTM EBITDA $12.4 4.3x 5.4x

Stock Price as a Multiple of EPS

2009E EPS (Mgmt.) (c) $0.07 83.6x 100.7x

2009E EPS (Consensus) (d) 0.12 50.0x 60.3x

2010E EPS (Mgmt.) (c) 0.07 82.8x 99.7x

2010E EPS (Consensus) (d) 0.20 30.0x 36.2x

(a) Unaffected price as of October 14, 2009, prior to the proposed $8.00 offer by Alex Meruelo and Levine Leitchman, which was rejected by the Board on October 29, 2009. (b) Current Price as of November 5, 2009.

(c) Base case scenario per management projections as of October 21, 2009. (d) Wall Street research.

IV. Valuation Overview

DISCUSSION MATERIALS

CONFIDENTIAL

COWEN AND COMPANY

Selected Restaurant Public Companies — Market Statistics

Selected Public Companies Analysis *(US$ in millions, except per share data)*

Company Name	Price 11/5/2009	FD Mkt Cap	Enterprise Value [a]	Enterprise Value [a] / LTM Rev	Enterprise Value [a] / LTM EBITDA	PE Ratios [b] 2009E	PE Ratios [b] 2010E	5-Year SGR [b]	PE % of SGR [b] 2009E	PE % of SGR [b] 2010E
Micro-Cap Restaurants										
Ark Restaurants	$13.90	$48.5	$50.7	0.4x	6.7x	15.6x	NA	NA	NM	NM
Benihana	4.85	74.7	122.8	0.4x	4.2x	12.4x	NA	12.0%	103.6%	NM
Caribou Coffee	8.71	176.7	157.8	0.6x	7.3x	34.8x	24.9x	NA	NM	NM
Cosi	0.82	33.5	28.3	0.2x	NM	NM	NM	NA	NM	NM
Famous Dave's	6.22	57.4	68.8	0.5x	4.7x	9.4x	8.8x	15.0%	62.8%	58.4%
J. Alexander's	4.10	24.4	44.9	0.3x	NM	NA	NA	NA	NM	NM
Jamba Juice	1.60	84.3	55.8	0.2x	NM	NM	NM	NA	NM	NM
Kona Grill	3.00	27.4	26.0	0.3x	NM	NM	NM	23.0%	NM	NM
McCormick & Schmick's	6.21	92.0	108.5	0.3x	4.7x	NM	17.7x	15.0%	NM	118.3%
Mexican Restaurants Inc	2.31	7.5	12.7	0.2x	3.2x	NA	NA	NA	NM	NM
Morton's	3.45	59.2	135.5	0.4x	NM	19.2x	9.9x	15.0%	127.8%	65.7%
Pizza Inn	1.64	13.1	13.5	0.3x	5.3x	NA	NA	NA	NM	NM
Ruth's Chris	3.10	74.9	220.8	0.6x	6.3x	8.4x	8.9x	12.0%	69.8%	73.8%
			Mean	0.4x	5.3x	16.6x	14.0x	15.3%	91.0%	79.1%
			Median	0.3x	5.0x	14.0x	9.9x	15.0%	86.7%	69.8%
Rubio's Restaurants	$7.23	$74.0	$66.6	0.4x	5.4x	NM	36.2x	25.0%	NM	144.6%
Rubio's Restaurants (unaffected)	$6.00	$61.0	$53.6	0.3x	4.3x	NM	30.0x	25.0%	NM	120.0%

IV. VALUATION OVERVIEW

(a) Enterprise Value = Market Value of Equity + Net Debt + Minority Interest.
(b) From Wall Street research.

DISCUSSION MATERIALS

35

CONFIDENTIAL

COWEN AND COMPANY

Restaurant M&A Transactions

Small Cap restaurant companies have generally sold in a range of 5.0x to 8.0x

Selected M&A Transactions 2005-2009 YTD *(US$ in millions, except per share data)*

Date Ann.	Target	Acquirer	Enterprise Value (a)	Enterprise Value/ LTM Revenue	Enterprise Value/ LTM EBITDA
08/18/08	Romano's Macaroni Grill	Golden Gate Capital	$ 109.9	0.2x	2.9x
06/18/08	Café Enterprises (Fatz Café)	Milestone Partners	60.0	0.7x	6.3x
04/28/08	Max & Erma's Restaurants	G&R Acquisition	58.7	0.3x	8.9x
01/29/08	Great American Cookie Company	NexCen Brands	93.4	3.6x	7.6x
11/06/07	Cameron Mitchell Restaurants	Ruth's Chris Steak House	92.0	0.9x	7.0x
08/07/07	Pretzel Time and Pretzelmaker	NexCen Brands	28.7	4.3x	7.1x
07/05/07	Champps Entertainment	F&H Acquisition Corp. (Fox & Hound)	70.9	0.3x	5.8x
06/11/07	Back Yard Burgers	BBAC (Cherokee Advisors)	38.3	0.8x	7.8x
02/27/07	Bugaboo Creek	Trimaran Capital (Charlie Brown's Acq. Corp.)	24.0	0.2x	3.6x
10/11/06	Baja Fresh	Caliber Capital Group	31.0	NA	6.2x
05/30/06	Catalina Restaurant Group	Zensho Co.	105.0	0.4x	6.4x
12/29/05	Shari's	Circle Peak Capital	80.0	0.5x	5.7x
			Mean	1.1x	6.3x
			Median	0.5x	6.4x

(a) Represents total consideration including the assumption of liabilities and residual cash (enterprise value) when available.

IV. VALUATION OVERVIEW

DISCUSSION MATERIALS 36

CONFIDENTIAL

LBO Overview

We utilized a leveraged buyout (LBO) model to illustrate the potential value of Rubio’s to a financial buyer

We assumed that a financial buyer acquires Rubio’s utilizing a combination of equity and debt

We have assumed the following financing assumptions:

Senior debt of 2.0x 2009 adjusted EBITDA (a)

$25.3 million senior secured term loan

Interest rate of 9.0%

Subordinated debt of 1.0x 2009 adjusted EBITDA (a)

Cash interest rate of 16.0%; all-in return of 18.8%

We have also assumed the following:

2009 adjusted EBITDA of $12.6 million (a)

Sale at end of fiscal 2014

Management promote of 10.0% of equity upside at exit

(a) Adjusted EBITDA equals EBITDA plus stock-based compensation.

IV. Valuation Overview

DISCUSSION MATERIALS

CONFIDENTIAL

Leveraged Buyout Analysis

Summary of LBO Model

(US$ in millions)

Assumptions

Market Price (a) $ 6.00

Purchase Price $ 9.50

Premium / (Discount) 58.3%

Shares Outstanding at Purchase Price 10.4

Transaction Equity Value $ 98.8

Transaction Enterprise Value (b) $ 91.3

2009E Adjusted EBITDA $ 12.6

Acquisition Multiple 7.2x

Acquisition Date 12/31/09

Leverage

Amount Rate

Senior Debt $ 25.3 9.0%

Sub Debt 12.6 16.0%

Total $ 37.9 -

Sources

New Senior Debt $ 25.3

New Sub Debt 12.6

Cash on Balance Sheet 7.6

Equity Required to Acquire Company 56.4

Total $ 101.9

Uses

Equity $ 98.8

Existing Debt -

Fees 3.0

$ 101.9

Financial Statistics

($ in millions) 2009E 2010E 2011E 2012E 2013E 2014E

Revenue $ 188.8 $ 198.3 $ 225.7 $ 259.5 $ 297.7 $ 341.3

EBITDA $ 11.7 $ 13.0 $ 15.1 $ 18.9 $ 23.3 $ 28.6

Adjusted EBITDA (c) $ 12.6 $ 14.1 $ 16.0 $ 20.1 $ 24.7 $ 30.1

EBIT $ 1.1 $ 1.1 $ 1.4 $ 2.9 $ 6.2 $ 8.8

Revenue Growth 5.0% 13.9% 15.0% 14.7% 14.7%

EBITDA Growth 10.4% 16.3% 25.0% 23.4% 22.9%

EBITDA Margin 6.2% 6.5% 6.7% 7.3% 7.8% 8.4%

Current Trading Statistics

Stock Price (a) $ 6.00 Market Enterpise Value $ 53.5

Market Equity Value $ 61.0 EV / LTM EBITDA 4.3x

Leverage Statistics (End of Each Year)

($ in millions) At Close 2010E 2011E 2012E 2013E 2014E

Senior Debt $ 25.3 $ 24.0 $ 21.5 $ 17.7 $ 13.9 $ 10.1

Sub Debt $ 12.6 $ 12.6 $ 12.6 $ 12.6 $ 12.6 $ 12.6

Revolver $ - $ 8.9 $ 17.4 $ 26.3 $ 36.1 $ 45.0

Total Debt $ 37.9 $ 45.6 $ 51.6 $ 56.6 $ 62.6 $ 67.7

Total Debt to Adj. EBITDA 3.0x 3.2x 3.2x 2.8x 2.5x 2.2x

Note: Base case scenario per management projections as of October 21, 2009.

(a) Closing price as of October 14, 2009

(b) Assumes net debt as of December 31, 2009 of ($7.6) million.

(c) Adjusted EBITDA equals EBITDA plus stock-based compensation.

IV. Valuation Overview

DISCUSSION MATERIALS

CONFIDENTIAL

Sensitivity Analysis

IRR with Acquisition Price and Senior Debt Assumptions

Total Debt / EBITDA

Price $8.00 $8.75 $9.50 $10.25 $11.00

Ent. Val $74.6 $82.5 $91.3 $100.1 $108.9

2.0x 23.1% 19.8% 17.0% 14.6% 12.6%

2.5x 24.5% 20.8% 17.7% 15.1% 12.8%

3.0x 26.3% 22.0% 18.5% 15.6% 13.1%

3.5x 28.6% 23.5% 19.5% 16.2% 13.4%

4.0x 31.6% 25.4% 20.7% 16.9% 13.8%

Note: Assumes EV/EBITDA exit multiple of 7.0x.

IRR with Acquisition Price and Exit Multiple Assumptions

Exit Multiple

Price $8.00 $8.75 $9.50 $10.25 $11.00

Ent. Val $74.6 $82.5 $91.3 $100.1 $108.9

6.0x 20.7% 16.7% 13.4% 10.6% 8.3%

6.5x 23.6% 19.5% 16.1% 13.2% 10.8%

7.0x 26.3% 22.0% 18.5% 15.6% 13.1%

7.5x 28.7% 24.4% 20.8% 17.8% 15.2%

8.0x 31.0% 26.5% 22.9% 19.8% 17.2%

Note: Assumes 2.0x senior debt and 1.0x sub debt.

IV. Valuation Overview

DISCUSSION MATERIALS

CONFIDENTIAL

DCF Overview

We also utilized a discounted cash flow (DCF) model to calculate an implied value of Rubio’s

There are two key components to the DCF

The present value of the stream of unlevered cash flows in the projected period

The terminal value based on EBITDA in the outyear of the projected period

2009-2014 projections used for the DCF model were those provided by Rubio’s management

We presented the DCF with discount rates ranging from 18.0% to 22.0%

We assumed exit multiples in 2014 of 6.0x to 8.0x EBITDA

IV. VALUATION OVERVIEW

DISCUSSION MATERIALS

CONFIDENTIAL

COWEN AND COMPANY

Discounted Cash Flow Analysis

Discounted Cash Flow Analysis *(US$ in millions)*

Fiscal Year Ending December	2009	2010	2011	2012	2013	2014
		Projected [a]				
EBITDA	$11.7	$13.0	$15.1	$18.9	$23.3	$28.6
Depreciation and Amortization	9.9	11.2	13.0	15.4	16.4	19.2
EBIT	1.8	1.7	2.1	3.5	6.8	9.4
Less: Taxes [b]	0.6	0.6	0.7	1.2	2.4	3.3
EBIAT [c]	1.2	1.1	1.4	2.3	4.4	6.1
Plus: Depreciation and Amortization	9.9	11.2	13.0	15.4	16.4	19.2
Plus: Stock-based Compensation	0.9	1.2	1.0	1.2	1.5	1.5
Less: Capital Expenditures, net	(8.1)	(16.0)	(18.8)	(21.3)	(25.3)	(28.5)
Decrease/(Increase) in Working Capital	(0.7)	(1.8)	1.3	1.5	1.6	1.5
Decrease/(Increase) in Other Long-Term Assets and Liabilities	0.6	0.6	0.7	0.7	0.8	0.8
Unlevered Free Cash Flow	**$3.8**	**($3.6)**	**($1.6)**	**($0.2)**	**($0.7)**	**$0.6**

Discount Rate	**18.0%**			**20.0%**			**22.0%**		
Terminal EBITDA Multiple	**6.0x**	**7.0x**	**8.0x**	**6.0x**	**7.0x**	**8.0x**	**6.0x**	**7.0x**	**8.0x**
2014E EBITDA	$28.6	$28.6	$28.6	$28.6	$28.6	$28.6	$28.6	$28.6	$28.6
Terminal Value	171.5	200.0	228.6	171.5	200.0	228.6	171.5	200.0	228.6
PV of Terminal Value	74.9	87.4	99.9	68.9	80.4	91.9	63.4	74.0	84.6
PV of Near-term Free Cash Flows	(4.7)	(4.7)	(4.7)	(4.7)	(4.7)	(4.7)	(4.6)	(4.6)	(4.6)
Implied Enterprise Value	**$70.2**	**$82.7**	**$95.2**	**$64.2**	**$75.7**	**$87.2**	**$58.8**	**$69.4**	**$80.0**
Implied Equity Value	**$77.9**	**$90.4**	**$102.9**	**$71.9**	**$83.4**	**$94.9**	**$66.5**	**$77.1**	**$87.7**
Implied Equity Value per Share	**$7.60**	**$8.77**	**$9.84**	**$7.03**	**$8.12**	**$9.16**	**$6.52**	**$7.52**	**$8.52**
Implied Enterprise Value as a Multiple of LTM EBITDA	**5.7x**	**6.7x**	**7.7x**	**5.2x**	**6.1x**	**7.0x**	**4.7x**	**5.6x**	**6.4x**

Note: Discounted back to December 31, 2009. Base case scenario per management projections as of October 21, 2009.
(a) 2009-2014 estimates per Management.
(b) Assumes tax rate of 35.0%.
(c) EBIAT reflects earnings before interest and after taxes.

IV. VALUATION OVERVIEW

DISCUSSION MATERIALS

41

CONFIDENTIAL

Valuation at Various Share Prices

Multiples at Various Share Prices

(US$ in millions)

Share Price

$6.00 (a)

$8.00

$8.50

$9.00

$9.50

$10.00

$10.50

$11.00

$11.50

$12.00

$12.50

$13.00

Premium/(Discount)

Current Price of $6.00

$0.00

33.3%

41.7%

50.0%

58.3%

66.7%

75.0%

83.3%

91.7%

100.0%

108.3%

116.7%

1-Week Average Price of $6.15

(2.5%)

30.0%

38.1%

46.3%

54.4%

62.5%

70.6%

78.8%

86.9%

95.0%

103.1%

111.3%

30-Day Average Price of $6.44

(6.8%)

24.2%

32.0%

39.8%

47.5%

55.3%

63.1%

70.8%

78.6%

86.4%

94.1%

101.9%

3-Month Average Price of $6.25

(4.0%)

28.0%

36.0%

44.0%

52.0%

60.1%

68.1%

76.1%

84.1%

92.1%

100.1%

108.1%

6-Month Average Price of $6.01

(0.1%)

33.2%

41.5%

49.9%

58.2%

66.5%

74.8%

83.2%

91.5%

99.8%

108.1%

116.5%

52-Week High of $7.85

(23.6%)

1.9%

8.3%

14.6%

21.0%

27.4%

33.8%

40.1%

46.5%

52.9%

59.2%

65.6%

52-Week Low of $2.16

177.8%

270.4%

293.5%

316.7%

339.8%

363.0%

386.1%

409.3%

432.4%

455.6%

478.7%

501.9%

Implied Equity Value

$61.0

$82.2

$87.5

$93.0

$98.8

$104.7

$110.6

$116.5

$122.4

$128.3

$134.3

$140.2

Implied Enterprise Value (b)

$53.6

$74.8

$80.1

$85.6

$91.4

$97.3

$103.2

$109.1

$115.0

$120.9

$126.8

$132.8

Fully Diluted Shares (Basic + CSEs)

10.169

10.273

10.292

10.330

10.405

10.472

10.534

10.593

10.646

10.695

10.741

10.786

Implied Enterprise Value/:

LTM EBITDA

4.3x

6.0x

6.5x

6.9x

7.4x

7.8x

8.3x

8.8x

9.3x

9.7x

10.2x

10.7x

Implied Equity Value/:

2009E EPS (Mgmt.) (c)

83.6x

111.5x

118.4x

125.4x

132.4x

139.3x

146.3x

153.3x

160.2x

167.2x

174.2x

181.1x

2009E EPS (Consensus) (d)

50.0x

66.7x

70.8x

75.0x

79.2x

83.3x

87.5x

91.7x

95.8x

100.0x

104.2x

108.3x

2010E EPS (Mgmt.) (c)

82.8x

110.4x

117.2x

124.1x

131.0x

137.9x

144.8x

151.7x

158.6x

165.5x

172.4x

179.3x

2010E EPS (Consensus) (d)

30.0x

40.0x

42.5x

45.0x

47.5x

50.0x

52.5x

55.0x

57.5x

60.0x

62.5x

65.0x

(a) Unaffected price as of October 14, 2009, prior to the proposed $8.00 offer by Alex Meruelo and Levine Leitchman, which was rejected by the Board on October 29, 2009. (b) Cash and debt figures from the period ending September 27, 2009.

(c)	Base case scenario per management projections as of October 21, 2009. (d) Per Wall Street Research.

IV. VALUATION OVERVIEW

DISCUSSION MATERIALS 42

CONFIDENTIAL

Range of Recent Premiums Paid

While premiums have increased recently above historic levels, they typically remain in the 30% – 40% range

One-Day Spot Price Takeover Premiums

80.0% 60.0% 40.0% 20.0% 0.0%

50.6%

41.4%

32.0%

16.7%

1st

Median

Mean

3rd

Quartile

Quartile

One-Week Spot Price Takeover Premiums

80.0% 60.0% 40.0% 20.0% 0.0%

55.2%

43.3%

35.0%

18.5%

1st

Median

Mean

3rd

Quartile

Quartile

One-Month Spot Price Takeover Premiums

80.0% 60.0% 40.0% 20.0% 0.0%

63.6%

48.7%

39.4%

21.1%

1st

Median

Mean

3rd

Quartile

Quartile

One-Week Average Price Takeover Premiums

60.0% 40.0% 20.0% 0.0%

45.9%

39.3%

30.5%

14.2%

 5/ 81st

Median

Mean

3rd

Quartile

Quartile

One-Month Average Price Takeover Premiums

60.0% 40.0% 20.0% 0.0%

54.0%

44.5%

34.5%

19.3%

1st

Median

Mean

3rd

Quartile

Quartile

Three-Month Average Price Takeover Premiums

60.0% 40.0% 20.0% 0.0%

57.0%

48.6%

36.9%

21.7%

1st Median Mean 3rd Quartile Quartile

Note: As of November 5, 2009. Includes deals with equity values of $75-$150 million from 1/1/2000-11/5/2009.

IV. VALUATION OVERVIEW

DISCUSSION MATERIALS

CONFIDENTIAL

V. Strategic Alternatives Overview

CONFIDENTIAL

Strategic Alternatives Overview

We suggest considering four alternatives, including status quo, over time

V. STRATEGIC ALTERNATIVES OVERVIEW

DISCUSSION MATERIALS

Status Quo Recapitalization Acquisitions Sale

CONFIDENTIAL

Status Quo

Status quo remains a viable alternative to drive shareholder value

Under status quo, the Company would:

Continue to operate as a public company

Execute current growth plan

Consider other growth avenues such as franchising and joint ventures

Advantages of Status Quo

Opportunity to demonstrate positive performance and momentum

Opportunity for share-price appreciation if Company proves growth strategy over next couple of years

Maintains control of Company’s direction and culture

Leverages current infrastructure and management team

Status Quo Issues to Consider

Costs and risks of being a “micro-cap” stock

Business execution risk (increasing competition, difficult consumer environment, risk of executing growth plan)

Costs and risks from being a public company

Stock price pressure from reduced growth and illiquidity

Market risk may result in a fall in multiples and stock price

V. STRATEGIC ALTERNATIVES OVERVIEW

DISCUSSION MATERIALS

CONFIDENTIAL

COWEN AND COMPANY

The Potential Value of Status Quo — EBITDA

The ability to drive future shareholder value depends on Rubio's future performance and future market multiples

Projected Potential Value at LTM EBITDA Multiples *(US$ in millions, except per share data)*

		2009E	2010E	2011E	2012E	2013E
EBITDA [(a)]		$11.7	$13.0	$15.1	$18.9	$23.3
% growth		*6.6%*	*10.4%*	*16.3%*	*25.0%*	*23.4%*
Unaffected Enterprise Value [(b)]	$53.6					
Unaffected Equity Value [(b)]	$61.0					
Unaffected Stock Price [(b)]	$6.00					
Unaffected LTM EBITDA Multiple	4.3x					
Future Enterprise Values at Various EBITDA Multiples						
4.0x			$ 51.9	$ 60.3	$ 75.4	$ 93.0
5.0x			64.9	75.4	94.3	116.3
6.0x			77.8	90.5	113.1	139.5
7.0x			90.8	105.6	132.0	162.8
8.0x			103.8	120.6	150.8	186.1
Future Stock Prices at Various EBITDA Multiples						
4.0x			$ 5.49	$ 6.52	$ 8.38	$ 10.31
5.0x			6.72	7.94	10.03	12.28
6.0x			7.95	9.31	11.63	14.24
7.0x			9.14	10.60	13.22	16.19
8.0x			10.25	11.87	14.80	18.14
Annualized Return to Unaffected Price at Various EBITDA Multiples						
4.0x			(7.4%)	3.9%	11.2%	13.9%
5.0x			10.4%	13.9%	17.7%	18.8%
6.0x			27.6%	22.7%	23.4%	23.1%
7.0x			44.1%	30.2%	28.5%	27.0%
8.0x			59.0%	37.3%	33.2%	30.5%
Annualized Return to Current Price at Various EBITDA Multiples						
4.0x			(21.2%)	(4.7%)	4.8%	8.9%
5.0x			(6.1%)	4.5%	10.9%	13.6%
6.0x			8.6%	12.5%	16.3%	17.7%
7.0x			22.5%	19.4%	21.1%	21.4%
8.0x			35.3%	25.9%	25.5%	24.8%

(a) Base case scenario per management projections as of October 21, 2009.
(b) Stock price as of October 14, 2009.

V. STRATEGIC ALTERNATIVES OVERVIEW

DISCUSSION MATERIALS 47

CONFIDENTIAL

COWEN AND COMPANY

The Potential Value of Status Quo — EBITDA

Discounting assumed future stock prices at the cost of equity implies limited upside from recent trading levels

Projected Potential Value at LTM EBITDA Multiples *(US$ in millions, except per share data)*

		2009E	2010E	2011E	2012E	2013E
EBITDA [a]		$11.7	$13.0	$15.1	$18.9	$23.3
% growth		*6.6%*	*10.4%*	*16.3%*	*25.0%*	*23.4%*
Unaffected Enterprise Value [b]	$53.6					
Unaffected Equity Value [b]	$61.0					
Unaffected Stock Price [b]	$6.00					
Unaffected LTM EBITDA Multiple	4.3x					
Future Enterprise Values at Various EBITDA Multiples						
4.0x			$ 51.9	$ 60.3	$ 75.4	$ 93.0
5.0x			64.9	75.4	94.3	116.3
6.0x			77.8	90.5	113.1	139.5
7.0x			90.8	105.6	132.0	162.8
8.0x			103.8	120.6	150.8	186.1
Future Stock Prices at Various EBITDA Multiples						
4.0x			$ 5.49	$ 6.52	$ 8.38	$ 10.31
5.0x			6.72	7.94	10.03	12.28
6.0x			7.95	9.31	11.63	14.24
7.0x			9.14	10.60	13.22	16.19
8.0x			10.25	11.87	14.80	18.14
Implied Current Stock Price [c]						
4.0x			$ 4.45	$ 4.40	$ 4.72	$ 4.84
5.0x			5.45	5.36	5.65	5.76
6.0x			6.44	6.29	6.54	6.68
7.0x			7.41	7.15	7.44	7.59
8.0x			8.30	8.02	8.33	8.51

(a) Base case scenario per management projections as of October 21, 2009.
(b) Stock price as of October 14, 2009.
(c) Future stock prices discounted to November 5, 2009 using cost of equity at 20.0%.

V. STRATEGIC ALTERNATIVES OVERVIEW

DISCUSSION MATERIALS 48

CONFIDENTIAL

COWEN AND COMPANY

The Potential Value of Status Quo — Forward P/E

We believe it is unlikely the company will trade based on its current P/E multiple

A lack of significant ramp in absolute EPS until 2012 makes value creation difficult to assess

Projected Potential Value at Forward P/E Multiples *(US$ in millions, except per share data)*

		2009E	2010E	2011E	2012E	2013E
Forward Year EPS [a]		$0.07	$0.11	$0.19	$0.38	$0.52
% growth		*(99.3%)*	*45.3%*	*78.6%*	*100.7%*	*37.0%*
Unaffected Equity Value [b]	$61.0					
Unaffected Stock Price [b]	$6.00					
Unaffected 2010 P/E Multiple	30.0x					
Future Stock Prices at Various P/E Multiples [b]						
15.0x			$ 1.58	$ 2.82	$ 5.66	$ 7.76
18.0x			1.90	3.39	6.80	9.31
20.0x			2.11	3.76	7.55	10.34
22.0x			2.32	4.14	8.31	11.38
25.0x			2.63	4.70	9.44	12.93
Annualized Return to Current Market Price at Various P/E Multiples						
15.0x			(68.4%)	(29.5%)	(1.8%)	6.4%
18.0x			(63.0%)	(23.3%)	4.0%	11.1%
20.0x			(59.5%)	(19.4%)	7.6%	14.0%
22.0x			(56.0%)	(15.8%)	10.8%	16.6%
25.0x			(50.9%)	(10.7%)	15.4%	20.3%
Annualized Return to Current Price at Various P/E Multiples						
15.0x			(73.1%)	(35.3%)	(7.4%)	1.7%
18.0x			(68.5%)	(29.6%)	(1.9%)	6.3%
20.0x			(65.5%)	(26.1%)	1.4%	9.0%
22.0x			(62.5%)	(22.8%)	4.5%	11.5%
25.0x			(58.2%)	(18.0%)	8.8%	15.0%

(a) Base case scenario per management projections as of October 21, 2009.
(b) Stock price as of October 14, 2009.

V. STRATEGIC ALTERNATIVES OVERVIEW

DISCUSSION MATERIALS 49

CONFIDENTIAL

Management vs. Consensus

When considering status quo, it is important to understand the implications of Rubio’s current projections being meaningfully below current consensus estimates

2009E and 2010 Projections

(US$ in millions, except per share data)

Management (a)

Consensus (b)

% Difference

2009E

Revenue

$188.8

$189.9

(0.6%)

2009E

EBITDA

11.7

12.5

(6.4%)

2009E

EPS

0.07

0.12

(40.2%)

2010E

Revenue

$198.3

$204.7

(3.1%)

2010E

EBITDA

13.0

15.1

(13.9%)

2010E

EPS

0.07

0.20

(63.8%)

V. STRATEGIC ALTERNATIVES OVERVIEW

(a)	Base case scenario per management projections as of October 21, 2009. (b) Per Factset as of November 5, 2009.

DISCUSSION MATERIALS 50

CONFIDENTIAL

Recapitalization

The Board may consider pursuing a levered recapitalization

A recapitalization plan can offer shareholders liquidity or a substantial cash distribution with the retention of an ongoing equity interest in the future growth of the restructured company

Delivers current value to shareholders on a basis that is otherwise available only in a takeover or LBO without forcing shareholders to relinquish control of ongoing equity interest

??While there are generally two main strategies related to a levered recapitalization (a one-time share repurchase and a one-time cash dividend), the share repurchase alternative is much more common

V. STRATEGIC ALTERNATIVES OVERVIEW

DISCUSSION MATERIALS

CONFIDENTIAL

Recapitalization Strategies

Share Repurchase

Advantages

Signaling focuses investor attention on stock

Allows shareholders immediate liquidity (usually at a slight premium)

Shareholders have choice to participate

Capital gains tax treatment to some shareholders

Most common one-time strategy

May be accretive to EPS in the long term

May be perceived as more bullish than dividend

One-time Dividend

Advantages

Signaling focuses investor attention on stock

Provides shareholders with partial liquidity

Does not change any shareholders’ ownership percentage

Issues to Consider

Decreases float and share liquidity Depletes cash that may be needed for operational or strategic initiatives Increased debt levels may burden the capital structure and inhibit growth alternatives Initial price appreciation may diminish over time Selling shareholders achieve benefit of liquidity (vs. ongoing shareholders)

Issues to Consider

Depletes cash that may be needed for operational or strategic initiatives Increased debt levels may burden the capital structure and inhibit growth alternatives Not as tax advantaged as self-tender for many investors Shareholders do not have choice to participate Less common than tender offer Decreases equity value and value of float

V. STRATEGIC ALTERNATIVES OVERVIEW

DISCUSSION MATERIALS

CONFIDENTIAL

Sizing a Share Repurchase

The board should evaluate the feasibility of a share repurchase by considering, among other factors, the following:

Impact upon current value to shareholders, given current depressed valuation

Strength of the message sent to the market

Reduction in float and liquidity of Rubio’s common shares

Ability to realize a satisfactory level of EPS accretion

Rubio’s cost of capital

Preservation of financial flexibility, given difficult and unpredictable macroeconomic environment

The ability to repay any debt incurred

V. STRATEGIC ALTERNATIVES OVERVIEW

DISCUSSION MATERIALS

CONFIDENTIAL

Analysis of a Levered Recap: Debt with a Share Repurchase

As a base case, we have assumed a $16 million share repurchase

Debt Raise Summary Pro Forma Analysis — Share Repurchase

(US$ in millions, except per share data)

Leveraged Recap Assumptions:

Repurchase Amount

$16.0

Sources:

New Debt

$11.0

Cash on Balance Sheet Utilized

5.0

LTM EBITDA (a)

12.4

Pro Forma Debt/EBITDA

0.9x

Interest Payable on Debt

6.0%

Current Share Price (b)

$7.23

Share Repurchase Premium

11.3%

Share Repurchase Price

$8.05

Shares Repurchased

1.988

Share Repurchase as a % of Market Cap

19.4%

Transaction Expenses Assumed

1.0%

V. STRATEGIC ALTERNATIVES OVERVIEW

(a) LTM EBITDA as of September 27, 2009. (b) As of November 5, 2009.

DISCUSSION MATERIALS 54

CONFIDENTIAL

Analysis of a Levered Recap: Debt with a Share Repurchase (Cont.)

A $16 million share repurchase would not be accretive in the near term

Analysis of Recapitalization Share Repurchase

(US$ in millions, except per share data)

Base Case Scenario (a)

2010E

2011E

2012E

2013E

2014E

Revenue

$198.3

$225.7

$259.5

$297.7

$341.3

Net Income

0.7

1.1

2.0

4.0

5.6

EPS

0.07

0.11

0.19

0.38

0.52

Free Cash Flow

$(4.0)

$(0.3)

$1.0

$(0.3)

$0.1

Cash Balance

3.6

3.3

4.2

3.9

4.1

Debt Balance

—

—

—

—

—

Pro Forma (b)

Revenue

$198.3

$225.7

$259.5

$297.7

$341.3

EBITDA

13.0

15.1

18.9

23.3

28.6

EBIT

1.1

1.4

2.9

6.2

8.8

Interest Expense

0.7

0.9

1.0

1.2

1.5

Pretax Income

0.4

0.6

1.8

5.0

7.3

Taxes

0.1

0.1

0.6

1.8

2.7

Net Income

$0.3

$0.4

$1.3

$3.2

$4.7

Pro-Forma Shares

8.3

8.3

8.5

8.7

8.9

EPS

$0.03

$0.05

$0.15

$0.37

$0.53

% Accretion/(Dilution)

(55.3%)

(51.1%)

(21.6%)

(1.7%)

1.6%

Free Cash Flow

$(4.5)

$(1.0)

$0.3

$(1.1)

$(0.8)

Cash Balance

—

—

—

—

—

Debt Balance

13.0

15.9

18.6

22.3

26.9

Debt/EBITDA

1.0x

1.1x

1.0x

1.0x

0.9x

V. STRATEGIC ALTERNATIVES OVERVIEW

(a) Projections per management as of October 21, 2009.

(b) Assumes initial $16 million share repurchase with recap done at year end 2009.

DISCUSSION MATERIALS 55

CONFIDENTIAL

Rubio’s Profile Post-Tender

Post Tender Profile

(in millions)

Tender Amount

$16.0

Shares Repurchased

1.988

Pro-Forma Shares Outstanding

8.252

Pro-Forma Float as a % of Shares Outstanding

61.9%

Meruelo Current Ownership

1.166

% of Current Shares Outstanding

11.4%

% of Pro-Forma Shares Outstanding

14.1%

% of Pro-Forma Float

22.8%

Mill Road Current Ownership

0.502

% of Current Shares Outstanding

4.9%

% of Pro-Forma Shares Outstanding

6.1%

% of Pro-Forma Float

9.8%

V. STRATEGIC ALTERNATIVES OVERVIEW

DISCUSSION MATERIALS

CONFIDENTIAL

Acquisition of Another Company

Rubio’s could consider purchasing another company to accelerate future growth and leverage the current infrastructure

However, with limited dealflow, a low share price and a challenging debt market, the timing is not attractive

Advantages

Potentially accelerates path to public “relevancy”

Provides a new platform to fuel future growth

Leverages core competencies and attains synergies

Attractive current valuations relative to past couple years

Issues to Consider

Difficult to finance substantial transaction – low stock price and challenging debt markets

Increases default risk if debt financing utilized

Increases the complexity of business

Diversion of management’s and board’s attention

Unknown business execution and integration risks

Limited attractive and relevant targets

V. STRATEGIC ALTERNATIVES OVERVIEW

DISCUSSION MATERIALS

CONFIDENTIAL

Potential Concept Ideas

V. STRATEGIC ALTERNATIVES OVERVIEW

Acquisition Targets

DISCUSSION MATERIALS

CONFIDENTIAL

Sale of the Company

The Special Committee could also pursue a sale of the Company in order to maximize near-term shareholder value

In the event the Special Committee elects to pursue a sale of the Company, it will need to explore the various process options

Advantages

Provides investors a premium to current stock price

Provides investors a guaranteed return, regardless of future execution risk

Provides immediate liquidity to shareholders

Issues to Consider

May be challenging to achieve the desired valuation given current macroeconomic environment

The Company is trading at a relatively low EBITDA valuation

Difficult financing markets have materially reduced M&A activity

Sacrifices potential upside for investors

Management and Board distraction

V STRATEGIC. ALTERNATIVES OVERVIEW

DISCUSSION MATERIALS

CONFIDENTIAL

COWEN AND COMPANY

Rubio's Preliminary Financial and Strategic Buyers

Tier 1	Tier 2	Strategics
Acon Investments	Alpine Partners	Brinker International
Angelo Gordon	American Securities	Carrol's Restaurant Group
Berkshire Partners	Bruckman, Rosser, Sherrill	Darden Restaurants
Black Canyon Capital	Bunker Hill Capital	Focus Brands
Brentwood Partners	Castle-Harlan	Jack in the Box
Centre Partners	Catterton Partners	Quizno's
CIC Capital	Charlesbank	Subway
Consumer Capital Partners	Friedman Fleischer & Lowe	Taco Bueno
Goldner Hawn	Goode Partners	Wendy's/Arby's
Hancock Park Associates	Gotham Equity Partners	
Meruelo Group	GS Capital	
Mill Road Capital	HIG Capital	
Olympus Partners	Jacobson Partners	
On Cap	JH Whitney	
Palladium Equity Partners	Karp Reilly	
Roark Capital	Kinderhook Industries	
Sentinel Capital Partners	LNK	
Sun Capital	Mistral Equity Partners	
Tavistock Group	Quad-C Management	
	Towerbrook Capital Partner	

V. STRATEGIC ALTERNATIVES OVERVIEW

DISCUSSION MATERIALS 60

CONFIDENTIAL

Sale Process Alternatives

Cowen will work with the Board and management to develop a process that seeks to maximize shareholder value while minimizing distractions and management disruption

Description of

Process

Closed Negotiation

Targeted, High-Level Solicitation

Controlled Sale

Broad Based Public Auction

Screen previously identified interested parties and conduct negotiations with those most likely to consummate a transaction on terms favorable to sellers; Seriatim approach works on them one-at-a-time

High-level approach to selected prospective buyers; executive summary-type presentation; no pre-established deadlines of formal process

Wide range of logical potential buyers contacted based upon likelihood of paying a high premium for the Company and financial ability to consummate a transaction

Wide range of potential buyers contacted and indications of interest elicited from all interested prospective buyers

Level of

Pre-Signing

Disclosure

Extremely limited contacts made; continued discussions with parties who have already expressed interest

Limited high-level discussions without prior dissemination of selling memorandum

Limited disclosure of existence of sale process

General public disclosure through press release

Number of Potential Buyers

Five or fewer

Usually 10 or fewer

Typically 15 to 25

Typically 30 or more

Approximate Time Required

Two months or less; Seriatim can be longer

Two to five months

Three to six months

Three to six months

Advantages

Speedy execution Maximum confidentiality Minimum business interruption Most flexibility to terminate process

Speedy execution Confidentiality Avoid perception the Company is shopped

Stimulates sense of competition

Better control of information than in broad auction

May increase likelihood that maximum value is achieved if asset has broad appeal May identify unexpected buyers Stimulates sense of competition

Disadvantages

May not realize maximum value Possibility that no buyer will proceed

Requires substantial top-level management time commitment Risks missing buyer who would pay most

Delay in execution

Risk of access to confidential material to “tire kickers”

Delay in execution Greater risk of access to confidential material by “tire kickers” May result in “high traffic” that interferes with business Difficult if no sale realized

V STRATEGIC. ALTERNATIVES OVERVIEW

DISCUSSION MATERIALS

CONFIDENTIAL

COWEN AND COMPANY

Illustrative Transaction Timeline

V. STRATEGIC ALTERNATIVES OVERVIEW

November 2009

S	M	T	W	T	F	S
1	2	3	4	5	6	7
8	9	10	11	12	13	14
15	16	17	18	19	20	21
22	23	24	25	[26]	27	28
29	30					

December 2009

S	M	T	W	T	F	S
		1	2	3	4	5
6	7	8	9	10	11	12
13	14	15	16	17	18	19
20	21	22	23	24	[25]	26
27	28	29	30	31		

January 2010

S	M	T	W	T	F	S
					[1]	2
3	4	5	6	7	8	9
10	11	12	13	14	15	16
17	[18]	19	20	21	22	23
24	25	26	27	28	29	30
31						

[ ] = Holiday

Week(s) of	Description of Events	Responsibility
November 2	■ Organizational meeting (November 6)	R, C, CC
	■ Commence due diligence	R, C
	■ Begin drafting Marketing Document	R, C
	■ Projection discussions	R, C
November 9	■ Continue projection discussions	R, C
	■ Continue drafting Marketing Document	R, C
	■ Continue due diligence	R, C
	■ Review and finalize form of NDA	R, C, CC
	■ Review potential buyer list	R, C, CC
November 16, 23	■ Finalize projections	R
	■ Finalize Marketing Document	R
November 30, December 7, 14	■ Begin contacting potential buyers (Conditional upon near-final Marketing Document)	C
	■ Distribute NDAs to interested parties	C
	■ Negotiate NDAs	R, C, CC
	■ Distribute Marketing Document	C
	■ Respond to potential buyers' questions	R, C, B
	■ Supply additional data, as necessary/appropriate	R, C, B
	■ Begin drafting Management Presentation	R, C, B
	■ Begin preparing electronic data room	R, C, CC

Participants				
Rubio's (R)	Cowen (C)	Company Counsel (CC)	Buyer (B)	Buyer's Counsel (BC)

DISCUSSION MATERIALS

62

CONFIDENTIAL

COWEN AND COMPANY

Illustrative Transcription Timeline *(Cont.)*

December 2009

S	M	T	W	T	F	S
		1	2	3	4	5
6	7	8	9	10	11	12
13	14	15	16	17	18	19
20	21	22	23	24	[25]	26
27	28	29	30	31		

January 2010

S	M	T	W	T	F	S
					[1]	2
3	4	5	6	7	8	9
10	11	12	13	14	15	16
17	[18]	19	20	21	22	23
24	25	26	27	28	29	30
31						

February 2010

S	M	T	W	T	F	S
	1	2	3	4	5	6
7	8	9	10	11	12	13
14	[15]	16	17	18	19	20
21	22	23	24	25	26	27
28						

[ ] = Holiday

Week(s) of	Description of Events	Responsibility
December 21	■ Deadline for Letters of Intent (December 23)	R, C, B
December 28, January 4	■ Review, clarify and define terms	R, C, B
	■ Review bids with Board/management	R, C, CC
	■ Select second-round participants	R, C
	■ Finalize Management Presentation	R, C
	■ Finalize electronic data room	R, C, CC
	■ Begin buyer due diligence	R, C, B
	■ Begin drafting transaction documents	R, C, CC
January 11, 18, 25, February 1	■ Continue buyer due diligence (including potential financing sources)	R, C, CC, B
	■ Conduct management presentations with potential buyers	R, C, CC, B
	■ Finalize and distribute transaction documents	R, C, CC
February 8	■ Finalize buyer due diligence	R, C, CC, B, BC
	■ Final bids due	R, C, CC, B, BC
	■ Review, clarify and define final bids	R, C, CC
February 15, 22	■ Select buyer	R, C, CC
	■ Complete confirmatory due diligence	R, C, CC, B, BC
	■ Negotiate final terms and conditions of transaction documentation	R, C, CC, B, BC
	■ Board meeting to approve the transaction	C, CC
	■ Sign transaction documents	R, C, CC, B, BC
	■ Announce transaction to employees and public	R, C, CC, B, BC

Participants				
Rubio's (R)	Cowen (C)	Company Counsel (CC)	Buyer (B)	Buyer's Counsel (BC)

V. STRATEGIC ALTERNATIVES OVERVIEW

DISCUSSION MATERIALS

63

CONFIDENTIAL

COWEN AND COMPANY

Illustrative Transaction Timeline *(Cont.)*

March 2010

S	M	T	W	T	F	S
	1	2	3	4	5	6
7	8	9	10	11	12	13
14	15	16	17	18	19	20
21	22	23	24	25	26	27
28	29	30	31			

April 2010

S	M	T	W	T	F	S
				1	[2]	3
4	5	6	7	8	9	10
11	12	13	14	15	16	17
18	19	20	21	22	23	24
25	26	27	28	29	30	

May 2010

S	M	T	W	T	F	S
						1
2	3	4	5	6	7	8
9	10	11	12	13	14	15
16	17	18	19	20	21	22
23	24	25	26	27	28	29
30	[31]					

[ ] = Holiday

In the case of a Tender Offer:

March 1	▪ Commence tender offer (file Schedule TO and 14D-9 with SEC and commence shareholder mailings)	R, C, CC, B, BC
March 15	▪ Termination of Hart-Scott Rodino (15 days after filing cash tender)	R, CC, B, BC
	▪ Respond to SEC Comments	R, CC, B, BC
March 29	▪ Close tender offer	R, C, CC, B, BC
	▪ Close short form merger if at least 90% of shares are tendered (otherwise long-form merger may take an additional 1-2 months)	R, C, CC, B, BC

In the case of a Long Form Merger:

March 1	▪ Complete and file merger proxy	R, C, CC, B, BC
March 8	▪ Prepare and file Hart-Scott-Rodino	R, CC, B, BC
March 15, 22, 29	▪ Receive and respond to SEC comments	R, CC, B, BC
	▪ Termination of Hart-Scott Rodino	R, CC, B, BC
	▪ File amended merger proxy statement	R, C, CC, B, BC
April 5	▪ SEC clears merger proxy statement	R, C, CC, B, BC
	▪ Finalize and mail definitive merger proxy statement	R, CC, B, BC
May 5	▪ Shareholder meeting to approve transaction	R, C, CC, B, BC
	▪ Closing	R, C, CC, B, BC

Participants				
Rubio's (R)	Cowen (C)	Company Counsel (CC)	Buyer (B)	Buyer's Counsel (BC)

V. STRATEGIC ALTERNATIVES OVERVIEW

DISCUSSION MATERIALS

64